Annual Report

Real Estate
Fund

December 31, 1999

T. Rowe Price


Report Highlights

Real Estate Fund

o Real estate stocks suffered their second straight year of losses despite the industry's growth in earnings and dividends.

o The fund's returns were negative for the 6- and 12-month periods but were ahead of both benchmarks due to stock and sector selection.

o In 1999 investors favored stocks with little or no earnings and shunned solid investments offering good value, including the stocks in our sectors.

o The real estate industry remains in sound financial shape, and we took advantage of price declines to position the fund for growth when an upturn begins.

o We anticipate increasing revenues, earnings, and dividends for the industry in 2000 and believe it is only a question of time before investors share our enthusiasm for real estate stocks.

UPDATES AVAILABLE

For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.


Fellow Shareholders

Despite rising earnings and dividends, real estate stocks posted their second year in a row of negative returns in a market dominated by technology and Internet stocks. It was a quarter century ago that the National Association of Real Estate Investment Trusts last reported back-to-back declines in total returns for our sector. While the 1998-1999 decline was dramatically less severe, it was still disappointing in the face of our optimism for real estate stocks.

     Performance Comparison
     ---------------------------------------------------------------------------

     Periods Ended 12/31/99                     6 Months            12 Months
     ---------------------------------------------------------------------------

     Real Estate Fund                             -7.99%               -1.23%

     Wilshire Real Estate
     Securities Index                              -9.34                -3.19

     Lipper Real Estate
     Funds Average                                 -9.24                -3.14

     The most frustrating thing for us about 1999 was investors' continued enthusiasm for stocks with little or no earnings and cash dividends, and their aversion to the stocks of companies with solid earnings growth and high dividend yields. As investors drove technology and Internet stocks to astronomical heights, they shunned stocks with the "bird in the hand" characteristics of attractive dividends and cash flows, including the real estate stocks that dominate our portfolio. In a very real sense, traditional investment criteria were discarded in favor of a speculative frenzy to own stocks with no history and few prospects for future earnings. The only consolation for shareholders was that the fund managed to surpass the returns of both the Wilshire Real Estate Securities Index and the Lipper average for similar funds-a result of fortuitous stock and industry selection.

     We do not believe this environment can continue indefinitely. As we look ahead to the rest of 2000 and beyond, we remain optimistic about prospects for stocks in our sectors. As mentioned, cash rents have continued to grow, and because of real estate companies' unique structure they channel much of their income to investors in the form of dividends, which we in turn pass along to you as distributions. Over time, the benefits of these investments for shareholders should once again be recognized.


MARKET ENVIRONMENT

     Perhaps apathy is the best word to describe investor sentiment toward our sector. While many investors would agree with our assessment that real estate investment trusts (REITs) are inexpensive, most investors seemed to be looking for a catalyst that would once again attract attention to these stocks. We believe the compelling valuations reflected in their share prices will be the catalyst that ultimately moves these stocks in a positive direction.

     The fund's negative total return in 1999 was due to declining stock prices that exceeded the dividends paid during the year. Share prices fell despite the increase in earnings and dividends reported by the majority of our investments. Thus, a contraction in earnings multiples for the second year in a row led to the sector's overall decline. In 2000 we again expect increases in earnings and dividends and believe that the price/earnings multiples for these stocks will begin to expand.

     The vast majority of our holdings announced dividend increases in 1999, and earnings increased even more rapidly. This means that the increased dividends actually occurred along with lower dividend payout ratios (the percentage of earnings paid in cash dividends). According to J.P. Morgan, REITs posted average dividend increases of 4.7% in 1999. It was perplexing to see investors looking askance at rising cash dividends as though they were meaningless, while simultaneously finding appeal in the frequent stock splits of Internet shares, which actually do not add any value. Again, we believe it is only a question of time before investors recognize the opportunities available in our sectors.

     While we question the validity of some Internet stocks, we do not question the reality of the Internet and its long-term importance to our lives. Accordingly, we began to underweight the retail sectors in our portfolio because we believe they will be increasingly challenged by a new generation of e-retailing firms. While the sectors we invest in may seem hidebound to some, many of our companies are proactively responding with Internet strategies of their own.


     PORTFOLIO REVIEW
     ---------------------------------------------------------------------------

     Industry Diversification
     ---------------------------------------------------------------------------

                                                    Percent of Net Assets
                                                 6/30/99             12/31/99
     ---------------------------------------------------------------------------

     Apartment/Residential                            18%                  18%

     Office                                           14                   16

     Office and Industrial                            10                   14

     Diversified                                      17                   13

     Shopping Center                                   8                    8

     Industrial                                        6                    8

     Lodging and Leisure                               7                    6

     Regional Mall                                     5                    5

     Reserves                                          4                    5

     Manufactured Housing                              4                    3

     Self-Storage                                      2                    2

     Other Real Estate                                 2                    2

     Services                                          3                   --
     ---------------------------------------------------------------------------

     Total                                           100%                 100%

     In our last report, we discussed the concept of net asset value (NAV) and the notion that real estate stocks were trading at discounts to the underlying value of their assets. We defined NAV as the estimated value that might be received if the underlying properties were sold, either as a portfolio or through individual sales. We believe that significant discounts to NAV persist. However, we are encouraged to see the management of real estate companies adapting to their dynamic environment, thriving, and taking advantage of opportunity in the marketplace. Many portfolio companies have been culling assets from portions of their portfolios, often using the proceeds to repurchase shares. In effect, these companies are selling properties at asset value and buying back their stock at discounts to asset value. This has a double benefit of increasing earnings per share while reducing the portfolio size and making it easier to grow from a smaller base. We are proponents of this type of active management at the property level, and it is a trait we look for in our investments.

     Coincidentally, two portfolio companies seemed to share our concerns about retail and divested their substantial retail holdings, then redeployed the proceeds. AMB Property sold its considerable shopping center properties and used the proceeds to purchase additional industrial properties in its core business. Similarly, Trizec Hahn sold its large mall holdings and reinvested the proceeds in its core office portfolio. Another portfolio position benefited from the surge in technology. Spieker Properties is a dominant landlord in Silicon Valley, and heavy demand from technology companies has led to rapidly increasing rental rates for its properties. One former holding that hurt us was LaSalle Partners. Unfortunately, the merger between LaSalle Partners and Jones Lang Wooten that held so much promise proved to be a distraction that caused top management to take its eye off the ball and miss earnings projections considerably.


OUTLOOK

     Higher earnings, higher distributions, higher dividend coverage, fewer speculators, and greater scrutiny-this to us still seems like a strong recipe for success. While our stocks have not performed as we hoped they would during the past two years, the companies themselves have generally done well. Recent indications from the Fed about further increases in interest rates cause some worry. Nevertheless, we are pleased to see that building activity has recently been declining. While we remain cautious in our outlook for some sectors of real estate, we remain upbeat on the industry as a whole and continue to anticipate increasing revenues, earnings, and dividends in the year ahead.

     Respectfully submitted,

     David M. Lee

     Chairman of the Investment Advisory Committee
     January 21, 2000


T. Rowe Price Real Estate Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

     TWENTY-FIVE LARGEST HOLDINGS

                                                                Percent of
                                                                Net Assets
                                                                  12/31/99
     ---------------------------------------------------------------------------

     Equity Office Properties                                          4.8%
     Starwood Hotels & Resorts Worldwide                               4.2
     Reckson Associates Realty                                         4.1
     Duke-Weeks Realty                                                 3.4
     Simon Property Group                                              3.3
     ---------------------------------------------------------------------------

     Kilroy Realty                                                     3.3
     Trizec Hahn                                                       3.2
     Vornado Realty Trust                                              3.2
     ProLogis Trust                                                    3.1
     Archstone Communities Trust                                       3.0
     ---------------------------------------------------------------------------

     Spieker Properties                                                2.9
     Crescent Real Estate Equities                                     2.7
     Cousins Properties                                                2.6
     Kimco Realty                                                      2.6
     Avalonbay Communities                                             2.5
     ---------------------------------------------------------------------------

     Arden Realty                                                      2.4
     Federal Realty Investment Trust                                   2.4
     Mack-Cali Realty                                                  2.3
     Apartment Investment & Management                                 2.3
     CarrAmerica Realty                                                2.2
     ---------------------------------------------------------------------------

     Gables Residential Trust                                          2.2
     Cornerstone Properties                                            2.2
     JP Realty                                                         2.2
     AMB Property                                                      2.2
     Equity Residential Properties Trust                               2.2
     ---------------------------------------------------------------------------

     Total                                                            71.5%

     Note: Table excludes reserves.


T. Rowe Price Real Estate Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

     MAJOR PORTFOLIO CHANGES

     Listed in descending order of size

     6 Months Ended 12/31/99

     Ten Largest Purchases
     ---------------------------------------------------------------------------

     Weingarten Realty Investors *

     Reckson Associates Realty

     Starwood Hotels & Resorts Worldwide

     Equity Office Properties

     Federal Realty Investment Trust

     Cornerstone Properties

     AMB Property

     Kimco Realty

     Mack-Cali Realty

     Centerpoint Properties


     Ten Largest Sales
     ---------------------------------------------------------------------------

     Developers Diversified Realty **

     Security Capital U.S. Realty

     Security Capital Group **

     Colonial Properties Trust

     Patriot American Hospitality **

     Camden Property Trust

     LaSalle Partners **

     Vail Resorts

     Manufactured Home Communities

     Hilton **

      *  Position added
     **  Position eliminated


T. Rowe Price Real Estate Fund
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

                      Wilshire             Lipper
                      Real Estate          Real Estate
                      Securities           Funds                Real Estate
                      Index                Average              Fund

     10/31/97         10,000               10,000               10,000
     12/97            10,428               10,377               10,782
     12/98            8,611                8,734                9,180
     12/99            8,337                8,427                9,067


Average Annual Compound Total Return
--------------------------------------------------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                          Since       Inception
     Periods Ended 12/31/99             1 Year        Inception            Date
     ---------------------------------------------------------------------------

     Real Estate Fund                   -1.23%           -4.42%        10/31/97

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. Rowe Price Real Estate Fund
--------------------------------------------------------------------------------

Financial Highlights            For a share outstanding throughout each period

                                         Year                       10/31/97
                                        Ended                        Through
                                     12/31/99       12/31/98        12/31/97

NET ASSET VALUE
Beginning of period                  $   8.68       $  10.69        $  10.00

Investment activities
  Net investment
  income (loss)                          0.37*          0.38*           0.08*
  Net realized and
  unrealized gain (loss)                (0.49)         (1.97)           0.70

  Total from
  investment activities                 (0.12)         (1.59)           0.78

Distributions
  Net investment
  income                                (0.37)         (0.40)          (0.09)
  Return of capital                     (0.08)         (0.04)           --

  Total distributions                   (0.45)         (0.44)          (0.09)

Redemption fees
added to paid-in-capital                 --             0.02            --

NET ASSET VALUE
End of period                        $   8.11       $   8.68        $  10.69
                                     ---------------------------------------

Ratios/Supplemental Data

Total return#                          (1.23)%*      (14.86)%*         7.82%*

Ratio of total expenses
to average net assets                    1.00%*         1.00%*          1.00%*!

Ratio of net investment
income (loss) to
average net assets                       4.22%*         4.07%*          6.07%*!

Portfolio turnover rate                  26.9%          56.8%            8.4%

Net assets,
end of period
(in thousands)                       $ 24,725       $ 27,599        $  7,259

# Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.
* Excludes expenses in excess of a 1.00% voluntary expense limitation in effect through 12/31/99
!    Annualized

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Real Estate Fund
--------------------------------------------------------------------------------
                                                           December 31, 1999

Statement of Net Assets                                  Shares        Value
--------------------------------------------------------------------------------
                                                                In thousands

Common Stocks  95.4%

REAL ESTATE  95.4%

Apartment/Residential  18.1%

Apartment Investment
  & Management, REIT                                     14,000   $      557

Archstone Communities Trust, REIT                        36,000          738

Avalonbay Communities, REIT                              18,000          618

Camden Property Trust, REIT                              18,000          493

Equity Residential Properties
  Trust, REIT                                            12,500          534

Gables Residential Trust, REIT                           23,000          552

Post Properties, REIT                                    13,000          497

Smith Charles Residential Realty                         14,000          495

                                                                       4,484

Diversified  13.4%

Colonial Properties Trust, REIT                           8,000          185

Cousins Properties, REIT                                 19,000          645

Crescent Real Estate Equities, REIT                      37,000          680

Security Capital U.S. Realty, REIT *                     16,800          236

Trizec Hahn                                              46,500          785

Vornado Realty Trust, REIT                               24,000          780

                                                                       3,311

Industrial  8.1%

AMB Property                                             27,000          538

Centerpoint Properties                                    9,000          323

EastGroup Properties, REIT                               20,000          370

ProLogis Trust, REIT                                     40,000          770

                                                                       2,001

Lodging & Leisure  5.7%

Starwood Hotels & Resorts
  Worldwide, REIT                                        44,500        1,046

Vail Resorts *                                           20,000          359

                                                                       1,405

Manufactured Housing  3.1%

Manufactured Home Communities, REIT                      16,000          389

Sun Communities, REIT                                    12,000          386

                                                                         775

Office  15.7%

Arden Realty, REIT                                       30,000   $      602

Boston Properties, REIT                                  14,000          436

CarrAmerica Realty, REIT                                 26,200          554

Cornerstone Properties                                   37,500          548

Equity Office Properties, REIT                           48,000        1,182

Mack-Cali Realty, REIT                                   22,000          573

                                                                       3,895

Office and Industrial  13.7%

Duke-Weeks Realty, REIT                                  43,000          839

Kilroy Realty, REIT                                      37,000          814

Reckson Associates Realty (Class B), REIT                 5,070          115

Reckson Associates Realty, REIT                          44,000          902

Spieker Properties, REIT                                 19,600          714

                                                                       3,384

Other Real Estate  1.9%

Catellus Development *                                   36,000          461

                                                                         461

Regional Mall  4.9%

CBL & Associates Properties, REIT                        18,500          381

Simon Property Group, REIT                               36,000          826

                                                                       1,207

Self Storage  2.1%

Public Storage, REIT                                     22,600          513

                                                                         513

Shopping Center  8.7%

Federal Realty Investment Trust, REIT                    31,000          583

JP Realty, REIT                                          35,000          547

Kimco Realty, REIT                                       19,000          644

Weingarten Realty Investors, REIT                         9,500          370

                                                                       2,144

Total Real Estate                                                     23,580

Total Common Stocks (Cost $28,035)                                    23,580


Short-Term Investments  3.9%

Money Market Funds  3.9%

Reserve Investment Fund, 6.16% #                        974,125          974

Total Short-Term Investments (Cost $974)                                 974


Total Investments in Securities

99.3% of Net Assets (Cost $29,009)                                $   24,554

Other Assets Less Liabilities                                            171


NET ASSETS                                                        $   24,725
                                                                  ----------

Net Assets Consist of:

Accumulated net realized gain/loss
- net of distributions                                            $   (3,437)

Net unrealized gain (loss)                                            (4,455)

Paid-in-capital applicable to 3,049,254
shares of $0.0001 par value capital stock
outstanding; 1,000,000,000 shares authorized                          32,617

NET ASSETS                                                        $   24,725
                                                                  ----------

NET ASSET VALUE PER SHARE                                         $     8.11
                                                                  ----------

   #  Seven-day yield
   *  Non-income producing
REIT  Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.



T. Rowe Price Real Estate Fund
--------------------------------------------------------------------------------

Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                                        Year
                                                                       Ended
                                                                    12/31/99

Investment Income (Loss)

Income

  Dividend                                                         $   1,336
  Interest                                                                45

  Total income                                                         1,381

Expenses

  Shareholder servicing                                                  126
  Custody and accounting                                                  87
  Prospectus and shareholder reports                                      40
  Registration                                                            27
  Legal and audit                                                         13
  Directors                                                                6
  Miscellaneous                                                            3
  Reimbursed by manager                                                  (38)

  Total expenses                                                         264

Net investment income (loss)                                           1,117

Realized and Unrealized Gain (Loss)

Net realized gain (loss) on securities                                (2,691)

Change in net unrealized gain
or loss on securities                                                  1,076

Net realized and unrealized gain (loss)                               (1,615)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                            $     (498)
                                                                  ----------

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Real Estate Fund
--------------------------------------------------------------------------------
Statement of Changes in Net Assets

In thousands

                                                           Year
                                                          Ended
                                                       12/31/99     12/31/98

Increase (Decrease) in Net Assets

Operations
  Net investment income (loss)                       $    1,117   $    1,236
  Net realized gain (loss)                               (2,691)        (746)
  Change in net unrealized
  gain or loss                                            1,076       (5,829)

  Increase (decrease) in net
  assets from operations                                   (498)      (5,339)

Distributions to shareholders
  Net investment income                                  (1,117)      (1,306)
  Return of capital                                        (247)        (136)

  Decrease in net assets
  from distributions                                     (1,364)      (1,442)

Capital share transactions*
  Shares sold                                            11,954       43,879
  Distributions reinvested                                1,259        1,345
  Shares redeemed                                       (14,236)     (18,163)
  Redemption fees received                                   11           60

  Increase (decrease) in net
  assets from capital
  share transactions                                     (1,012)      27,121

Net Assets

Increase (decrease)
during period                                            (2,874)      20,340

Beginning of period                                      27,599        7,259

End of period                                        $   24,725   $   27,599
                                                     -----------------------

*Share information
  Shares sold                                             1,384        4,242
  Distributions reinvested                                  156          146
  Shares redeemed                                        (1,672)      (1,886)

  Increase (decrease) in
  shares outstanding                                       (132)       2,502

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Real Estate Fund
--------------------------------------------------------------------------------
                                                             December 31, 1999

Notes to Financial Statements

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Real Estate Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified open-end management investment company and commenced operations on October 31, 1997.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Credits earned on daily uninvested cash balances at the custodian are used to reduce the fund's custody charges.


NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases and sales of portfolio securities, other than short-term securities, aggregated $6,882,000 and $8,355,000, respectively, for the year ended December 31, 1999.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. As of December 31, 1999, the fund has capital loss carryforwards for federal income tax purposes of $3,423,000, of which $224,000 expires in 2006, and $3,199,000 in 2007. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

     At December 31, 1999, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $29,009,000. Net unrealized loss aggregated $4,455,000 at period-end, of which $249,000 related to appreciated investments and $4,704,000 to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.30% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At December 31, 1999, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     Under the terms of the investment management agreement, the manager is required to bear any expenses through December 31, 1999, which would cause the fund's ratio of total expenses to average net assets to exceed 1.00%. Thereafter, through December 31, 2001, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of total expenses to average net assets to exceed 1.00%. Pursuant to this agreement, $164,000 of management fees were not accrued by the fund for the year ended December 31, 1999, and $38,000 of other expenses were borne by the manager. Additionally, $286,000 of unaccrued fees and expenses remain subject to reimbursement through December 31, 2001.

     In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $170,000 for the year ended December 31, 1999, of which $20,000 was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 1999, totaled $45,000 and are reflected as interest income in the accompanying Statement of Operations.


T. Rowe Price Real Estate Fund
--------------------------------------------------------------------------------

Report of Independent Accountants

To the Board of Directors and Shareholders of
T. Rowe Price Real Estate Fund, Inc.

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Real Estate Fund, Inc. (the "Fund") at December 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States.These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

     PricewaterhouseCoopers LLP

     Baltimore, Maryland
     January 20, 2000


For fund and account information
or to conduct transactions,
24 hours, 7 days a week
By touch-tone telephone
Tele*Access 1-800-638-2587
By Account Access on the Internet
www.troweprice.com/access

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account
or obtain information, call:
1-800-638-5660

Internet address:
www.troweprice.com

Plan Account Lines for retirement
plan participants:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus appropriate
to the fund or funds covered in this
report.

Walk-In Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site

Baltimore Area
Downtown
101 East Lombard Street
Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Colorado Springs
4410 ArrowsWest Drive

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

Tampa
4200 West Cypress Street
10th  Floor

Washington, D.C.
900 17th Street N.W.
Farragut Square

Invest With Confidence(registered trademark)

T. Rowe Price Investment Services, Inc., Distributor.         F12-050  12/31/99